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                 Prudential Global Limited Maturity Fund, Inc.
                       Supplement dated March 17, 1998 to
                       Prospectus dated December 30, 1997

The following information supplements the Prospectus of the Fund.

HOW THE FUND INVESTS

INVESTMENT OBJECTIVE AND POLICIES

    The Fund may invest in component parts of debt securities of the U.S. government or foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (i) obligations from which the interest coupons have been stripped (principal only); (ii) the interest coupons that are stripped (interest only);
(iii) book-entries at a bank representing ownership of obligation components; or
(iv) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. The Fund will not invest more than 10% of its total assets in such securities.

HOW THE FUND IS MANAGED

MANAGER

    Under a Subadvisory Agreement between Prudential Investments Fund Management LLC (PIFM) and The Prudential Investment Corporation, doing business as Prudential Investments, Prudential Investments through a Subadvisory Agreement with PRICOA Asset Management Ltd. (PRICOA and collectively with Prudential Investments, the Subadviser or the investment adviser) furnishes investment advisory services in connection with the management of the Fund. Effective January 1, 1998, Prudential Investments reimburses PRICOA, and PIFM reimburses Prudential Investments, for its reasonable costs and expenses incurred in providing such services. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the Subadviser's performance of such services.

MF144C-1 (3/17/98)